united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

Longboard Managed Futures Strategy Fund

Class A Shares (Symbol: WAVEX)
Class I Shares (Symbol: WAVIX)

Longboard Long/Short Fund

Class I Shares (Symbol: LONGX)

Annual Report

May 31, 2015

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period June-2014 to May-2015.

Longboard’s mission is to provide undiluted direct access to authentic, uncorrelated, trend-following hedge fund strategies through our mutual funds with:

●	A single transparent fee structure

●	Highly attentive, personalized service

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Managed Futures Strategy Fund employs an unconstrained, global trend following strategy to participate in over 130 global markets including Commodities, Currencies, Equities, and Fixed Income. The primary investment objective of the Fund is to seek absolute returns that are not correlated with traditional equity and bond portfolios. This is pursued through a disciplined daily process of financial data analysis to identify and participate in trends, both long and short, across global markets. Significant trends can develop for many reasons, which often correspond with periods of equity and/or bond market turbulence. The ability to participate in trends, both long and short, across international markets and multiple asset classes, offers the potential of valuable diversification to traditional portfolios.

Over the last 12 months, the Longboard Managed Futures Strategy Fund, Class I returned 30.25%. By way of comparison, the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index (the Fund’s benchmark) returned 0.02%, and the Newedge Trend Sub-Index (an index of peer group trend following hedge funds) experienced a return of 25.26%.

	Longboard	Longboard	Morningstar	Newedge	S&P 500
	Managed Futures	Managed Futures	Managed Futures	Trend Sub	Total Return
	Class I: WAVIX	Class A: WAVEX	Category	Index	Index USD
Jun-14	1.78%	1.79%	0.55%	1.39%	2.07%
Jul-14	-1.26%	-1.27%	-0.44%	-1.07%	-1.38%
Aug-14	3.84%	3.75%	2.33%	5.51%	4.00%
Sep-14	0.19%	0.19%	1.81%	3.33%	-1.40%
Oct-14	-1.23%	-1.24%	0.03%	1.77%	2.44%
Nov-14	7.95%	7.89%	4.07%	7.29%	2.69%
Dec-14	3.43%	3.45%	1.81%	2.35%	-0.25%
Jan-15	5.83%	5.77%	3.92%	5.12%	-3.00%
Feb-15	3.29%	3.23%	-0.14%	-0.20%	5.75%
Mar-15	2.95%	2.96%	1.75%	2.60%	-1.58%
Apr-15	-2.24%	-2.26%	-3.00%	-3.91%	0.96%
May-15	2.69%	2.71%	0.19%	-0.89%	1.29%

Total Return	30.25%	29.97%	13.43%	25.26%	11.81%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

The fund was profitable in all four asset classes as global trends gained traction in the summer of 2014 and persisted into 2015.

WAVIX: Return Attribution
Jun-2014 to May-2015

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

The returns shown are presented as the component of overall fund performance attributed to the named asset class. Holdings are subject to change at any time and should not be considered investment advice.

Commodity gains resulted primarily from short positions in Energy markets. The price declines that began in August of 2014 sharply accelerated into year-end, producing significant profits. Down-trends in Soft Commodities, such as Sugar and Coffee, also produced meaningful gains for the fund. Short positions in Meats and Metals were notably profitable as well. While modestly profitable overall, the fund did incur some losses in the Grain markets as Soybeans, Canola, and Wheat experienced trend reversals during the summer and fall of 2014.

Deflation has been the story over the last year for Commodities markets. However, the summer of 2015 has come with some signs that this trend may have run its course. The fund has recently reduced short exposure to this asset class, and has even established a few long positions due to emerging up-trends in Canola, Cocoa, and Carbon Emission Credit markets. Any changes in expectations for future inflation could lead to a major trend reversal in the Commodities asset class.

Currency profits came from two main themes. First, down-trends in struggling European Currencies, such as the Czech Koruna, Norwegian Krone, Swedish Krona, and the Euro, accelerated dramatically during the 4th quarter of 2014 and continued during the 1st quarter of 2015. Second, Currencies of resource producing nations, including the Canadian Dollar, Australian Dollar, and Russian Ruble, also lost significant ground versus the U.S. Dollar. The fund had very meaningful short exposure to both themes and experienced above average profits as a result. On the other hand, the Swiss Central Bank’s unexpected decision to remove the Franc’s peg to the Euro in January of 2015, and the subsequent trend reversal, did cause a moderate loss.

Volatility in Currency markets has increased significantly over the last year and some trends began to lose steam in the 2nd quarter of 2015. The fund responded to these developments by reducing exposure.

However, recent developments involving Greece and the Eurozone may lead to new trends that could prompt an increase in exposure later this year.

Equity gains have been modest over the past 12 months. The fund benefitted from long positions in several different Chinese Equity indices, which began to soar in November of 2014. But, volatility in these markets increased so much in the spring of 2015 that the fund’s risk management protocols required major exposure reductions, which have proven very beneficial during the recent decline in the Chinese stock market. The fund’s long positions in U.S. stocks were also profitable, but again, volatility increases and slight deterioration in trend quality has resulted in lower exposure to this asset class. Moderate losses came primarily from long positions in Australia, Canada, and Singapore.

Fixed Income returns were strongly positive as deflation fears gripped the Eurozone, corresponding with falling interest rates around the world. The only unprofitable market form this asset class, during the fiscal year, was a short position in New Zealand Bank Bills. Our long positions in German Bonds were particularly profitable, and long positions in U.S. and Australian Bonds were not far behind. Even short term Fixed Income markets yielded above average profits. But even the strongest financial trends are not permanent. Increasing volatility and deteriorating trends have necessitated major exposure reductions to this asset class as well. In fact, the fund’s exposure to Fixed Income is currently near a 1 year low and appears poised to move lower.

When we pause to look backward, and honestly reflect on where profits and losses came from, we are constantly reminded of how counter-intuitive trends often are. Who would have thought that global Energy prices could decline by more than 50%? That the Chinese stock market could more than double? That European Bonds with negative yields could soar even further? Answer: the disciplined trend follower. That is our job. Uncharted waters are ahead and we are ready.

At Longboard we apply a disciplined, rules-based trend following investment strategy and risk control process. We monitor every liquid exchange traded market around the globe for price trends. Our risks and exposures are managed daily in response to changing market conditions. As always, we will maintain discipline, have realistic expectations, and strive for returns with a healthy respect for risk.

Thank you for investing in the Longboard Managed Futures Strategy Fund.

Sincerely,

Eric Crittenden
Chief Investment Officer
Portfolio Manager

Index Definitions

Counter-trend: The act of establishing a position that is opposite the prevailing trend. For example, if the S&P 500 index has risen over the last year and is currently trading at a 52 week high, a counter-trend approach to investing would be to open a short (sell) position. Such a position would profit if the S&P 500 declines (moves counter to the prevailing trend). Likewise, if Gold has declined over the past year and is currently trading at a 52 week low, a counter-trend approach to investing would be to open a long (buy) position. Such a position would profit if Gold rises (moves counter to the prevailing trend).

Bank of America Merrill Lynch 3 month U.S. T-Bill Index: An unmanaged index that measures returns of three-month Treasury Bills.

The indices included are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is not necessarily indicative of future results.

Morningstar Managed Futures Category Index: These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities.

The Newedge CTA Index: Equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.

The Newedge CTA Trend Sub-Index: A subset of the Newedge CTA Index, and follows traders of trend following methodologies.

S&P 500 Total Return Index USD: The S&P 500 is a float weighted index of the top 500 publicly traded US companies as determined by Standard & Poor’s. The S&P 500 Total Return index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

Futures Contract: A contractual agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

MUTUAL FUND RISK DISCLOSURE

Mutual Funds involve risk including possible loss of principal. The Fund will invest a percentage of its assets in derivatives, commodities, currency, futures and options contracts. Currencies are subject to interest rate, exchange rate, economic and political risks. The use of such derivatives and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities and commodities underlying those derivatives. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation. The Fund may experience losses that exceed those experienced by funds that do not use futures contract, options, currency and commodities.

Changes in interest rates and the liquidity of certain investments could affect the Fund’s overall performance. The Fund is non-diversified and as a result, changes in the value of a single security may have significant effect on the Fund’s value. Other risks include credit risks and investments in fixed income securities, structured notes, asset-back securities, and foreign investments. The Fund may utilize a wholly-owned subsidiary, not registered under the 1940 Act and therefore not subject to all of the investor protections of the Act. Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion may be highly leveraged.

Furthermore, the use short positions and leveraging can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price. The Fund is subject to regulatory change and tax risks. Changes to current regulation or taxation rules could increase costs associated with an investment in the Fund.

PERFORMANCE DISCLOSURE

The Total Annual Fund Operating Expenses for the Longboard Managed Futures Strategy Fund class I are 2.99% per prospectus. The Total Annual Fund Operating Expenses for the Longboard Managed Futures Strategy Fund class A are 3.24% per prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

PROSPECTUS OFFERING DISCLOSURE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Longboard Managed Futures Strategy Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 855-294-7540. The prospectus should be read carefully before investing. The Longboard Managed Futures Strategy Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3478-NLD-7/1/2015

Dear Shareholders:

We are pleased to present you with the Longboard Long/Short Fund Annual Report for the reporting period March 20, 2015 to May 31, 2015.

Longboard’s mission is to provide undiluted direct access to authentic, uncorrelated, trend-following hedge fund strategies through our mutual funds with:

●	A single transparent fee structure

●	Highly attentive, personalized service

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Long/Short Fund employs an unconstrained, tactical, trend following strategy applied to all constituents of the Russell 3000 index. The primary investment objective of the Fund is to seek long-term capital appreciation with low correlation and beta to traditional equity and bond portfolios. This is pursued through a disciplined daily process of financial data analysis and risk management to identify and participate in trends as they develop in individual common stocks.

Since its inception on March 20, 2015 the Longboard Long/Short Fund, Class I returned (3.40%). By way of comparison, the S&P 500 Total Return index returned 1.27% and the Morningstar Long/Short category returned 0.45%.

				Bank of America
	Longboard Long/	Morningstar		Merrill Lynch
	Short Fund Class I:	Long/Short	S&P 500 Total	3-Month U.S.
	LONGX	Category	Return Index USD	Treasury Bill Index

Mar-15*	-0.40%	-0.44%	-0.97%	0.00%
Apr-15	-5.62%	0.00%	0.96%	0.00%
May-15	2.77%	0.89%	1.29%	0.00%

Total Return	-3.40%	0.45%	1.27%	0.00%

*	Inception on March 20, 2015

Since its inception the fund has experienced moderate losses from long positions in the Industrial, Financial, Consumer Discretionary, and Utilities sectors. Mild gains have accumulated in the Technology, Consumer Staples, and Basic Materials sectors based on equity holdings of the SWAP.

Recent trend and volatility developments in the U.S. Equity markets have inspired the fund to establish above average net long exposure to the Financial, Services, Healthcare, and Technology sectors. Alternatively, the fund is now net short the Basic Materials sector and significantly underweight the Utilities and Industrial sectors.

Thank you for investing in the Longboard Long/Short Fund.

Sincerely,

Eric Crittenden
Chief Investment Officer
Portfolio Manager

Index Definitions

Counter-trend: The act of establishing a position that is opposite the prevailing trend. For example, if the S&P 500 index has risen over the last year and is currently trading at a 52 week high, a counter-trend approach to investing would be to open a short (sell) position. Such a position would profit if the S&P 500 declines (moves counter to the prevailing trend). Likewise, if Gold has declined over the past year and is currently trading at a 52 week low, a counter-trend approach to investing would be to open a long (buy) position. Such a position would profit if Gold rises (moves counter to the prevailing trend).

Morningstar Long/Short Category Index: Long-short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral--dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

S&P 500 Total Return Index USD: The S&P 500 is a float weighted index of the top 500 publicly traded US companies as determined by Standard & Poor’s. The S&P 500 Total Return index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Bank of America Merrill Lynch 3 month U.S. T-Bill Index: An unmanaged index that measures returns of three-month Treasury Bills.

The indices included are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is not necessarily indicative of future results.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

MUTUAL FUND RISK DISCLOSURE

Mutual Funds involve risk including possible loss of principal.

There is a risk that issuers and counterparties will not make payment on securities and other investments held by the Fund, resulting in loss. The Fund’s use of derivatives (including futures, forward contracts and swap agreements) involves risks different from and possibly greater than those associated with investing directly in securities including leverage risk, counterparty default risk, tracking risk and liquidity. The price of equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Investments in ETF’s may involve extra expenses and may not perform as expected and may not replicate the performance of the underlying index.

Fixed income securities could lose value due to interest rate changes. ADR’s are subject to fluctuations in foreign currencies, political and economic instability, differences in financial reporting, security regulation, trading and taxation issues. The successful used of forward and futures contracts draws on the Adviser’s skill and experience in predicting market movement. Risks include imperfect correlation, illiquid secondary markets, unanticipated market movements, counterparty default, and potentially selling securities when disadvantageous to do so. The success of the Fund’s hedging strategy is subject to the Adviser’s ability to correctly assess market performance and correlation of the instruments used in the hedging strategy and the investments in the portfolio.

The Fund may trade more, incurring higher brokerage fees and tax liability to shareholders. The Fund has a limited history of operation and an investment entails a high degree of risk. Large Cap companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes. Small Cap and Mid-Cap companies may be volatile and vulnerable to adverse business or economic events. The Fund is ‘non-diversified’ and changes in the value of a single security may have a significant effect on the Fund’s value. The Fund may have investments that appreciate or decrease significantly over short periods. The value of REIT securities may be adversely affected by changes in the value of the underlying property the REIT holds. Short positions may be considered speculative and losses are potentially unlimited.

PERFORMANCE DISCLOSURE

The Total Annual Fund Operating Expenses for the Longboard Long/Short Fund class I are 2.99%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

PROSPECTUS OFFERING DISCLOSURE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Longboard Long/Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 855-294-7540. The prospectus should be read carefully before investing. The Longboard Long/Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3486-NLD-7/1/2015

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2015

The Fund’s performance figures* for the year ended May 31, 2015, as compared to its benchmark:

		Annualized	Annualized
		Inception** -	Inception*** -
	One Year	May 31, 2015	May 31, 2015
Longboard Managed Futures Strategy Fund - Class A***	29.97%	N/A	11.77%
Longboard Managed Futures Strategy Fund - Class A with load***	22.55%	N/A	8.79%
Longboard Managed Futures Strategy Fund - Class I **	30.25%	10.06%	N/A
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.07%	0.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.25% for Class A and 3.00% for Class I shares per the September 29, 2014, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are follows:

Holdings by Asset Class	% of Net Assets
U.S. Treasury	27.2%
Futures Contracts	1.2%
Forward Foreign Currency Exchange Contracts	0.0	% (1)
Other, Cash & Cash Equivalents	71.6%
	100.0%

(1) Amount represents less than 0.05%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

Longboard Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2015

The Fund’s performance figures* for the year ended May 31, 2015, as compared to its benchmark:

Annualized
Inception** -
May 31, 2015
Longboard Long/Short Fund - Class I**	(3.40)%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on May 29, 2015. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses is 2.99% for Class I shares per the March 16, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 20, 2015.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are follows:

Holdings by Asset Class	% of Net Assets
Swap Contract	0.9%
Other, Cash & Cash Equivalents	99.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
May 31, 2015

Principal ($)		Fair Value
	SHORT-TERM INVESTMENTS - 27.2%
	U.S. TREASURY - 27.2%
35,000,000	United States Treasury Bill due 6/4/2015, 0.030% ^	$34,999,796
40,000,000	United States Treasury Bill due 7/9/2015, 0.030% ^	39,996,410
		74,996,206

	TOTAL SHORT-TERM INVESTMENTS (Cost $74,996,206)	74,996,206

	TOTAL INVESTMENTS - 27.2% (Cost $74,996,206) (a)	$74,996,206
	OTHER ASSETS LESS LIABILITIES - 72.8% (b)	201,025,258
	NET ASSETS - 100.0%	$276,021,464

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $74,996,206 and does not differ from market value by net unrealized appreciation (depreciation) of securities:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b)	Includes unrealized gain/loss on derivative contracts.

^	Interest rate represents discount rate at time of purchase.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

May 31, 2015

Open Long Future			Underlying Face	Unrealized Gain/
Contracts	Description	Expiration	Amount at Value	(Loss)
579	2 Year Bond	Sep-15	$126,719,940	$171,624
1,662	3 Mo Euro Euribor	Sep-15	456,032,025	(45,962)
1,513	3 MO Sterling Short Sterling	Dec-15	286,660,545	159,821
541	3 YR AUD Government Bond	Jun-15	124,877,921	(83,256)
207	10 YR AUD Government Bond	Jun-15	153,310,048	(229,535)
161	10 YR Mini JBG	Jun-15	19,142,900	27,161
1,578	90 Day Euro$Future	Dec-15	392,271,075	1,075,312
61	AEX Index	Jun-15	6,608,325	74,988
1,234	Bank Accept	Dec-15	244,871,875	(377,773)
130	CAC 40 10 Euro Future	Jun-15	7,112,283	(5,708)
298	Cocoa Future +	Jul-15	9,582,169	725,538
25	Dax Index	Jun-15	7,829,661	(408,650)
205	DJIA Index Future Mini	Jun-15	18,459,225	222,585
541	EU Carbon Dioxide Emissions +	Dec-15	4,364,247	149,746
226	Euro BOBL Future	Jun-15	31,962,276	(76,403)
84	Euro Bund Future	Jun-15	14,330,400	(141,481)
24	Euro Buxl Future	Jun-15	4,267,992	(67,788)
292	Euro CHF 3 MO Lif	Dec-15	78,082,990	(19,608)
1,653	Euro Schatz	Jun-15	201,708,978	2,881
159	Euro STOXX 50	Jun-15	6,216,345	(56,998)
254	FTSE 100 Index	Jun-15	26,996,448	521,484
88	FTSE/MIS Index	Jun-15	11,360,292	639,401
55	H-Shares Index Futures	Jun-15	4,922,915	(265,375)
43	Hang Seng Index Future	Jun-15	7,534,555	(265,168)
114	IBEX-35 Index	Jun-15	13,979,372	(250,003)
265	LME Aluminum +	Jun-15	11,317,156	(1,394,099)
164	LME Lead Future +	Jun-15	7,954,000	(648,620)
29	LME Tin Future +	Jun-15	2,257,940	112,300
246	MSCI Taiwan Index	Jun-15	8,865,840	78,720
124	Nasdaq 100 E-Mini	Jun-15	11,187,280	340,420
310	Nikkei 225 Mini	Jun-15	5,135,429	412,105
353	OMXS30 Index	Jun-15	6,789,178	54,917
159	Russell Mini Future	Jun-15	19,784,370	76,275
112	S&P E-Mini Future	Jun-15	11,793,600	202,850
100	S&P Midcap 400 Emini	Jun-15	15,232,000	134,410
99	S&P/TSX 60 IX	Jun-15	13,854,456	83,076
262	SGX FTSE China A50	Jun-15	3,487,220	(346,495)
317	SGX MSCI Singapore Index	Jun-15	17,752,951	(526,570)
161	SPI 200	Jun-15	17,795,837	(160,558)
220	TOCOM Gold +	Apr-16	8,368,580	26,589
42	TOPIX Index Future	Jun-15	5,654,880	455,040
133	US 10 Year Future	Sep-15	16,982,504	72,180
369	US 5YR NOTE (CBT)	Sep-15	44,179,263	160,459
35	US Ultra Bond	Sep-15	5,609,835	21,330
	Net Unrealized Apprecation from Open Long Futures Contracts			$631,162

+	All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

May 31, 2015

Open Short			Underlying Face	Unrealized Gain/
Future Contracts	Description	Expiration	Amount at Value	(Loss)
(21)	Brent Crude Future +	Jul-15	$(1,376,760)	$29,060
(455)	Bursa Crude Palm Oil +	Aug-15	(6,873,071)	(240,798)
(131)	CBOE VIX Future +	Jun-15	(1,915,875)	284,255
(47)	Coffee +	Jul-15	(2,223,394)	128,006
(108)	Copper Future +	Jul-15	(7,365,600)	(97,700)
(338)	Corn +	Jul-15	(5,940,350)	440,338
(98)	Frozen Concentrated OJ +	Jul-15	(1,679,475)	26,048
(36)	Gas Oil Future +	Jul-15	(2,136,600)	12,600
(24)	Gasoline RBOB +	Jul-15	(2,079,202)	(30,925)
(101)	Gold +	Aug-15	(12,016,980)	58,520
(30)	Heating Oil Future +	Jul-15	(781,099,200)	61,992
(139)	Lean Hogs +	Jul-15	(4,639,820)	(63,090)
(265)	LME Aluminum +	Jun-15	(11,317,156)	538,747
(325)	LME Aluminum +	Sep-15	(14,196,406)	283,481
(164)	LME Lead Future +	Jun-15	(7,954,000)	(693,869)
(79)	LME Nickel Future +	Jun-15	(5,964,342)	526,952
(63)	LME Tin Future +	Jun-15	(4,905,180)	644,920
(39)	Lumber Future +	Jul-15	(1,175,889)	(102,971)
(63)	Natural Gas Future +	Jul-15	(1,664,460)	37,760
(75)	Oat Future +	Jul-15	(877,500)	18,675
(82)	Platinum Future +	Jul-15	(4,557,150)	133,180
(159)	Red Wheat Future +	Jul-15	(4,219,463)	233,850
(288)	Robusta Coffee Future (10) +	Jul-15	(4,700,160)	198,960
(67)	Rough Rice Futures +	Jul-15	(1,274,340)	97,450
(58)	Silver +	Jul-15	(4,843,290)	(226,720)
(164)	Soybean Future +	Jul-15	(7,658,800)	(73,837)
(310)	Soybean Oil Future +	Jul-15	(6,199,380)	(363,342)
(84)	TOCOM Gasoline Future +	Nov-15	(2,079,865)	51,583
(77)	TOCOM Kerosene Future +	Nov-15	(1,927,637)	810
(538)	TOCOM Platinum +	Apr-16	(9,710,093)	72,690
(227)	Wheat Future +	Jul-15	(5,413,950)	(51,825)
(191)	Wheat Future (KCB) +	Jul-15	(476,306,250)	511,950
(193)	White Sugar +	Aug-15	(3,368,815)	81,230
(213)	World Sugar #11 +	Jul-15	(2,857,949)	208,040
(20)	WTI Crude Future +	Jul-15	(1,206,000)	26,180
	Net Unrealized Appreciation from Open Short Futures Contracts			$2,762,200

	Net Unrealized Appreciation from Open Futures Contracts			$3,393,362

+	All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FOREIGN EXCHANGE CONTRACTS

May 31, 2015

	Currency Units to					Unrealized Gain/
Settlement Date	Receive/Deliver		In Exchange For		U.S. $ Value	(Loss)
To Buy:
6/16/2015	1,442,740	USD	93,100,000	RUB	$1,762,848	$(320,108)
6/17/2015	6,128,800	USD	8,000,000	AUD	6,115,155	13,645
6/17/2015	1,008,878	USD	1,300,000	AUD	993,713	15,165
6/17/2015	7,572,936	USD	24,400,000	BRL	7,596,522	(23,586)
6/17/2015	15,382,535	USD	10,300,000	GBP	15,717,003	(334,468)
6/17/2015	1,039,276	USD	700,000	GBP	1,068,146	(28,870)
6/17/2015	1,062,880	USD	700,000	GBP	1,068,146	(5,266)
6/17/2015	9,108,755	USD	11,600,000	CAD	9,288,488	(179,732)
6/17/2015	1,028,156	USD	1,300,000	CAD	1,040,951	(12,796)
6/17/2015	4,000,000	USD	102,212,000	CZK	4,094,560	(94,960)
6/17/2015	1,000,000	USD	24,689,640	CZK	989,151	10,849
6/17/2015	5,927,600	USD	5,600,000	EUR	6,148,241	(220,641)
6/17/2015	1,054,900	USD	1,000,000	EUR	1,097,900	(43,000)
6/17/2015	4,878,876	USD	589,500,000	JPY	4,750,992	127,884
6/17/2015	1,008,870	USD	120,000,000	JPY	967,123	41,747
6/17/2015	8,081,304	USD	125,000,000	MXN	8,109,656	(28,351)
6/17/2015	1,001,884	USD	15,000,000	MXN	973,159	28,725
6/17/2015	13,559,370	USD	18,700,000	NZD	13,270,321	289,049
6/17/2015	1,052,198	USD	1,400,000	NZD	993,500	58,698
6/17/2015	1,040,620	USD	1,400,000	NZD	993,500	47,120
6/17/2015	6,300,000	USD	51,754,500	NOK	6,639,665	(339,665)
6/17/2015	1,000,000	USD	7,865,350	NOK	1,009,058	(9,058)
6/17/2015	4,621,903	USD	18,000,000	PLN	4,795,282	(173,380)
6/17/2015	1,016,794	USD	3,700,000	PLN	985,697	31,097
6/17/2015	15,000,000	USD	184,582,500	ZAR	15,139,374	(139,374)
6/17/2015	1,000,000	USD	12,282,500	ZAR	1,007,405	(7,405)
6/17/2015	5,400,000	USD	46,043,100	SEK	5,390,857	9,143
6/17/2015	1,000,000	USD	8,646,700	SEK	1,012,380	(12,380)
6/17/2015	12,400,000	BRL	3,715,244	USD	3,860,528	145,283
6/17/2015	12,000,000	GBP	23,640,000	AUD	18,070,284	144,336
6/17/2015	700,000	GBP	1,347,290	AUD	1,029,861	26,280
6/17/2015	700,000	GBP	1,346,485	AUD	1,029,246	11,183
6/17/2015	7,058,000	GBP	10,000,000	EUR	10,979,002	(340,002)
6/17/2015	729,600	GBP	1,000,000	EUR	1,097,900	(9,300)
6/17/2015	10,600,000	GBP	1,917,487,000	JPY	15,453,717	373,663
6/17/2015	700,000	GBP	125,252,400	JPY	1,009,454	36,844
6/17/2015	700,000	GBP	126,441,000	JPY	1,019,033	42,247
6/17/2015	1,837,220,000	JPY	14,000,000	EUR	15,370,603	(179,203)
6/17/2015	129,343,000	JPY	1,000,000	EUR	1,097,900	(10,300)
6/17/2015	5,300,000	CHF	643,685,000	JPY	5,187,689	125,435
6/17/2015	1,000,000	CHF	125,020,000	JPY	1,007,581	41,773

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FOREIGN EXCHANGE CONTRACTS

May 31, 2015

	Currency Units to					Unrealized Gain/
Settlement Date	Receive/Deliver		In Exchange For		U.S. $ Value	(Loss)
To Sell:
6/17/2015	23,640,000	AUD	12,000,000	GBP	$18,311,072	$377,072
6/17/2015	1,347,290	AUD	700,000	GBP	1,068,146	23,186
6/17/2015	1,346,485	AUD	700,000	GBP	1,068,146	23,816
6/17/2015	10,000,000	EUR	7,058,000	GBP	10,769,962	221,781
6/17/2015	1,000,000	EUR	729,600	GBP	1,113,313	31,024
6/17/2015	1,917,487,000	JPY	10,600,000	GBP	16,174,780	333,080
6/17/2015	125,252,400	JPY	700,000	GBP	1,068,146	23,186
6/17/2015	126,441,000	JPY	700,000	GBP	1,068,146	2,816
6/17/2015	14,000,000	EUR	1,837,220,000	JPY	14,806,816	(373,057)
6/17/2015	1,000,000	EUR	129,343,000	JPY	1,042,422	(45,043)
6/17/2015	643,685,000	JPY	5,300,000	CHF	5,620,998	328,408
6/17/2015	125,020,000	JPY	1,000,000	CHF	1,060,566	10,366
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						$64,956

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund

PORTFOLIO OF INVESTMENTS

May 31, 2015

TOTAL INVESTMENT - 0.0% (Cost $0) (a)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (b)	10,488,242
NET ASSETS - 100.0%	$10,488,242

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b)	Includes unrealized gain on swap contract.

SWAP CONTRACTS	Unrealized Gain/(Loss)
The Scotiabank total return swap provides exposure to the daily total returns of a basket of equity securities. This basket is managed on a daily basis, by the advisor, according to the investment rules corresponding to the Longboard long/short program. According to the terms of the swap, Longboard can modify, at a daily frequency (T+1 basis), the notional value, as well purchase or liquidate the constituent individual securities and futures contracts. The swap became effective on March 20th, 2015 and is reset on a monthly basis. (Notional Value $14,786,565)

Total Net Unrealized Appreciation on Swap Contract:	$103,544

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2015

	Longboard Manged	Longboard Long/Short
	Futures Strategy Fund *	Fund
ASSETS
Investments fair value (Cost $74,996,206 and $0, respectively)	$74,996,206	$—
Cash	149,120,198	3,108,746
Cash Deposits with Broker	48,041,621	7,300,000
Receivable for Fund shares sold	1,176,740	1,689
Net unrealized appreciation from open futures contracts	3,393,362	—
Net unrealized appreciation on swap contract	—	103,544
Net unrealized appreciation on foreign currency exchange contracts	64,956	—
TOTAL ASSETS	276,793,083	10,513,979

LIABILITIES
Investment advisory fees payable	669,482	25,737
Payable for Fund shares redeemed	96,934	—
Distribution (12b-1) fees payable	4,942	—
Accrued expenses and other liabilities	261	—
TOTAL LIABILITIES	771,619	25,737
NET ASSETS	$276,021,464	$10,488,242

Net Assets Consist Of:
Paid in capital	$232,695,706	$10,777,764
Accumulated Undistributed net investment income (loss)	13,728,828	(393,066)
Accumulated net realized gain (loss) from security transactions, option contracts, futures contracts, foreign currency exchange contracts and swap contracts	25,697,558	—
Net unrealized appreciation of investments, options contracts, futures contracts, foreign currency exchange contracts and swap contracts	3,899,372	103,544
NET ASSETS	$276,021,464	$10,488,242

Net Asset Value Per Share:
Class A Shares:
Net Assets	$24,497,243
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,899,273
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.90

Maximum offering price per share (maximum sales charge of 5.75%)	$13.69

Class I Shares:
Net Assets	$251,524,221	$10,488,242
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	19,370,671	1,084,533
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.98	$9.67	(b)

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

*	Consolidated for Longboard Managed Futures Strategy Fund.

(b)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2015

		Longboard
	Longboard Manged	Long/Short
	Futures Strategy Fund *	Fund**
INVESTMENT INCOME
Interest	$86,147	$—
TOTAL INVESTMENT INCOME	86,147	—

EXPENSES
Investment advisory fees	4,879,804	54,464
Distribution (12b-1) fees: Class A	32,522	—
TOTAL EXPENSES	4,912,326	54,464

NET INVESTMENT LOSS	(4,826,179)	(54,464)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Futures contracts	34,381,127	—
Foreign currency exchange contracts	10,548,314	—
Options contracts purchased	(173,460)	—
Swap contract	—	(338,602)
	44,755,981	(338,602)
Net change in unrealized appreciation of:
Futures contracts	1,380,942	—
Foreign currency exchange contracts	1,873,142	—
Translation of assets and liabilities in foreign currencies	439,129	—
Options contracts purchased	21,695	—
Swap contract	—	103,544
	3,714,908	103,544
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	48,470,889	(235,058)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,644,710	$(289,522)

*	Consolidated for Longboard Managed Futures Strategy Fund.

**	The Longboard Long/Short Fund commenced operations on March 20, 2015.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
FROM OPERATIONS
Net investment loss	$(4,826,179)	$(1,720,533)
Net realized gain from investments, futures contracts, options contracts and foreign currency exchange contracts	44,755,981	4,170,214
Net change in unrealized appreciation of investments, option contracts, futures contacts, foreign currency exchange contracts and translation of assets and liabilities in foreign currencies	3,714,908	194,549
Net increase in net assets resulting from operations	43,644,710	2,644,230

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(138,762)	(21,293)
Class I	(1,864,509)	(314,329)
Net decrease in net assets from distributions to shareholders	(2,003,271)	(335,622)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,468,953	12,072,656
Class I	170,272,249	58,007,462
Net asset value of shares issued in reinvestment of distributions:
Class A	121,368	19,746
Class I	1,596,113	253,405
Redemption fee proceeds:
Class A	799	38
Class I	9,311	3,225
Payments for shares redeemed:
Class A	(10,374,693)	(998,951)
Class I	(38,964,153)	(16,489,781)
Net increase in net assets from shares of beneficial interest	143,129,947	52,867,800

TOTAL INCREASE IN NET ASSETS	184,771,386	55,176,408

NET ASSETS
Beginning of Year	91,250,078	36,073,670
End of Year*	$276,021,464	$91,250,078

* Includes accumulated undistributed net investment income of:	$13,728,828	$1,808,205

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
SHARE ACTIVITY
Class A:
Shares Sold	1,752,798	1,234,902
Shares Reinvested	11,165	1,973
Shares Redeemed	(1,006,488)	(102,614)
Net increase in shares of beneficial interest outstanding	757,475	1,134,261

Class I:
Shares Sold	14,711,866	5,972,358
Shares Reinvested	146,031	25,240
Shares Redeemed	(3,372,382)	(1,708,534)
Net increase in shares of beneficial interest outstanding	11,485,515	4,289,064

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
May 31, 2015 (a)
FROM OPERATIONS
Net investment loss	$(54,464)
Net realized loss from swap contracts	(338,602)
Net change in unrealized appreciation of swap contracts	103,544
Net decrease in net assets resulting from operations	(289,522)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	10,991,829
Redemption fee proceeds:
Class I	192
Payments for shares redeemed:
Class I	(214,257)
Net increase in net assets from shares of beneficial interest	10,777,764

TOTAL INCREASE IN NET ASSETS	10,488,242

NET ASSETS
Beginning of Period	—
End of Period*	$10,488,242

* Includes accumulated net investment loss of:	$(393,066)

SHARE ACTIVITY
Class I:
Shares Sold	1,106,353
Shares Redeemed	(21,820)
Net increase in shares of beneficial interest outstanding	1,084,533

(a)	The Longboard Long/Short Fund commenced operations on March 20, 2015.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	Period Ended
	Year Ended	Year Ended	May 31,
Class A	May 31, 2015	May 31, 2014	2013 (1)
Net asset value, beginning of period	$10.07	$10.00	$10.31

Activity from investment operations:
Net investment gain (loss) (2)	(0.36)	(0.31)	(0.06)
Net realized and unrealized gain (loss) on investments	3.35	0.43	(0.25)
Total from investment operations	2.99	0.12	(0.31)

Less distributions from:
Net realized gains	(0.16)	(0.05)	—
Total distributions	(0.16)	(0.05)	—

Paid-in-Capital From Redemption Fees (3)	0.00	0.00	0.00

Net asset value, end of period	$12.90	$10.07	$10.00

Total return (4)	29.97%	1.24%	(3.01)%

Net assets, at end of period (000s)	$24,497	$11,500	$75

Ratio of total expenses to average net assets	3.24%	3.24%	3.24	% (5)
Ratio of net investment loss to average net assets	(3.15)%	(3.14)%	(3.06	)% (5)

Portfolio Turnover Rate (7)	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class A shares commenced operations March 22, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	Period Ended
	Year Ended	Year Ended	May 31,
Class I	May 31, 2015	May 31, 2014	2013 (1)
Net asset value, beginning of period	$10.11	$10.01	$10.00

Activity from investment operations:
Net investment gain (loss) (2)	(0.34)	(0.28)	(0.26)
Net realized and unrealized gain on investments	3.37	0.43	0.27
Total from investment operations	3.03	0.15	0.01

Less distributions from:
Net realized gains	(0.16)	(0.05)	—
Total distributions	(0.16)	(0.05)	—

Paid-in-Capital From Redemption Fees (3)	0.00	0.00	0.00

Net asset value, end of period	$12.98	$10.11	$10.01

Total return (4)	30.25%	1.54%	0.10%

Net assets, at end of period (000s)	$251,524	$79,750	$35,998

Ratio of total expenses to average net assets	2.99%	2.99%	2.99	% (5)
Ratio of net investment loss to average net assets	(2.90)%	(2.84)%	(2.82	)% (5)

Portfolio Turnover Rate (7)	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class I shares commenced operations June 27, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Period Ended
	May 31,
Class I	2015 (1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.06)
Net realized and unrealized loss on investments	(0.27)
Total from investment operations	(0.33)

Net asset value, end of period	$9.67	(6)

Total return (3)	(3.40)%

Net assets, at end of period (000s)	$10,488

Ratio of total expenses to average net assets	2.99	% (4)
Ratio of net investment loss to average net assets	(2.97	) (4)

Portfolio Turnover Rate	0	% (5)

(1)	The Longboard Long/Short Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2015

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Long/Short Fund (“LLSF”) (each a “Fund” and collectively “the Funds”) are each a non-diversified series of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LLSF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LLSF commenced operations on March 20, 2015.

The Funds currently offer Class I shares with LMFSF also offering Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts - As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the consolidated statement of operations.

Foreign Currency Translation - The accounting records of the Funds’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Options Transactions – The Funds that invest in options are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Consolidated Statements of Operations. The Funds segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of May 31, 2015, the net change in unrealized appreciation on the swap contract was $103,544. For the period ended May 31, 2015, the Fund (“LLSF”) had realized loss of $338,602 from swap contracts. The unrealized appreciation on swap contracts is disclosed on the consolidated statement of assets and liabilities.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

The Funds utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2015 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury	$—	$74,996,206	$—	$74,996,206
Open Future Contracts	3,393,362	—	—	3,393,362
Forward Foreign Currency Exchange Contracts	—	64,956	—	64,956
Total	$3,393,362	$75,061,162	$—	$78,454,524

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2015

Longboard Long/Short Fund

Assets *	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$103,544	$—	$103,544
Total	$—	$103,544	$—	$103,544

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following table presents LMFSF derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2015.

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
			Net Amounts of Assets
		Gross Amounts Offset	Presented in the
	Gross Amounts of	in the Statement of	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Received		Net Amount
Future Contracts	$10,708,489	$(7,315,127)	$3,393,362	$—	$3,393,362	(1)	$—
Forward Foreign Currency Contracts	$2,994,901	$(2,929,945)	$64,956	$—	$64,956	(1)	$—
Total	$13,703,390	$(10,245,072)	$3,458,318	$—	$3,458,318		$—

(1)	Any over-collateralization of net derivative amounts is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash Deposits with Broker.

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date of LFL	LFL Total Assets at May 31, 2015	% Of Total Assets at May 31, 2015
LFL	8/15/2012	$24,305,802	8.78%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In

The Longboard Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to each Funds prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s Consolidated Statement of Assets and Liabilities for the year ended May 31, 2015:

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Consolidated Statement of Assets and Liablities Location	Fair Value	Consolidated Statement of Assets and Liablities Location	Fair Value

Equity Contracts:	Net Unrealized Appreciation from open futures contracts	$3,580,526	Net Unrealized Depreciation from open futures contracts	$(2,285,525)

Commodity contracts:	Net Unrealized Appreciation from open future contracts	5,437,195	Net Unrealized Depreciation from open futures contracts	(3,987,796)

Interest rate contracts:	Net Unrealized Appreciation from open future contracts	1,690,768	Net Unrealized Depreciation from open futures contracts	(1,041,806)

Foreign exchange contracts:	Net Unrealized Appreciation from forward foreign currency exchange contracts	2,994,901	Net Unrealized Depreciation from forward foreign currency exchange contracts	(2,929,945)

		$13,703,390		$(10,245,072)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on LMFSF’s Consolidated Statement of Operations for the year ended May 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from option contracts purchased, foreign currency transactions, futures contracts
Net change in unrealized appreciation/depreciation from options contracts purchased, futures contracts, foreign currency transactions

The following is a summary of LMFSF’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for the Fund for the year ended May 31, 2015:

Net Change in Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
				Interest	Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Rate	May 31 2015
Futures Contracts	$1,076,746	$—	$190,875	$113,321	$1,380,942
Foreign Currency Transactions	—	2,311,487	—	—	2,311,487
Options Contracts Purchased	2,406	—	—	19,289	21,695
	$1,079,152	$2,311,487	$190,875	$132,610	$3,714,124

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
				Interest	Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Rate	May 31 2015
Futures Contracts	$23,051,185	$—	$284,255	$11,045,687	$34,381,127
Foreign Currency Exchange Contracts	—	10,548,314	—	—	10,548,314
Purchased Options	(16,737)	—	—	(156,723)	(173,460)
	$23,034,448	$10,548,314	$284,255	$10,888,964	$44,755,981

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013 and 2014 for the Longboard Managed Futures Strategy Fund or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively for LMFSF. For the period ended May 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively for LLSF. All investments held by the Fund throughout the year had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Longboard Asset Management, LLC (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”). The Adviser has engaged Horizon Cash Management, LLC as the sub-adviser to the Funds. On November 10, 2014, Horizon Cash Management LLC (“Horizon”), the sub-adviser for the fixed income strategy portion of the Funds’ portfolio, provided notice of its intent to cease operations. Accordingly, effective as of November 21, 2014, Horizon no longer served as sub-adviser to the Funds and no longer managed the Funds’ fixed income portfolio. As of that date, the Funds’ Adviser, Longboard Asset Management, LLC, manages the Funds’ entire portfolio, including the fixed income portfolio.

Pursuant to the Advisory Agreement, the Funds pay the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Funds’ average daily net assets up to $250 million and 2.75% on assets greater than $250 million. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2015, the Adviser earned Advisory fees of $4,879,804, respectively for LMFSF. For the period ended May 31, 2015, the Adviser earned Advisory fees of $54,464, respectively for LLSF.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, sub-adviser, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2015, the Distributor received $145,999 in underwriting commissions, of which $16,681 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended May 31, 2015, LMFSF assessed $10,110 in redemption fees. For the period ended May 31, 2015, LLSF assessed $192 in redemption fees.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended May 31, 2015 and 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Longboard Managed Futures Strategy Fund	$598,577	$1,404,694	$—	$2,003,271
Longboard Long/Short Fund	—	—	—	—

	For the period ended May 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Longboard Managed Futures Strategy Fund	$—	$335,622	$—	$335,622

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$38,687,953	$6,278,682	$—	$(560,563)	$—	$(1,081,098)	$43,324,974
Longboard Long/Short Fund	—	—	—	—	(289,522)	—	(289,522)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) and accumulated net investment income (loss) is primarily attributable to tax adjustments for a wholly owned subsidiary and the mark-to-market on open swaps, futures, and forwards contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Longboard Managed Futures Strategy Fund	$—
Longboard Long/Short Fund	289,522

Permanent book and tax differences, primarily attributable to tax adjustments for swaps and realized gains from foreign currency transactions, resulted in reclassification for the tax year ended May 31, 2015 for the Funds as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Longboard Managed Futures Strategy Fund	$—	$16,746,802	$(16,746,802)
Longboard Long/Short Fund	—	(338,602)	338,602

The Longboard Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2015

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there have been no subsequent events or transactions requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Longboard Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of Longboard Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2015, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Managed Futures Strategy Fund as of May 31, 2015, and the results of their operations the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
July 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Longboard Long/Short Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Longboard Long/Short Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2015, and the related statements of operations, changes in net assets and the financial highlights for the period from March 20, 2015 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Long/ Short Fund as of May 31, 2015, and the results of its operations, changes in its net assets and the financial highlights for the period from March 20, 2015 (commencement of operations through May 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
July 30, 2015

The Longboard Funds EXPENSE EXAMPLES (Unaudited) May 31, 2015

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire from December 1, 2014 through May 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expense Paid	Expense Paid
	Value	Value	During Period	During Period***
	12/1/2014	5/31/15	12/1/14 - 5/31/15	12/1/14 - 5/31/15
Actual
Longboard Managed Fututres Strategy Fund - Class A*	$1,000.00	$1,167.50	$17.51	3.24%
Longboard Managed Fututres Strategy Fund - Class I*	$1,000.00	$1,168.40	$16.16	2.99%
Longboard Long/Short Fund - Class I**	$1,000.00	$966.00	$6.12	2.99%

Hypothetical
Longboard Managed Fututres Strategy Fund - Class A*	$1,000.00	$1,008.78	$16.23	3.24%
Longboard Managed Fututres Strategy Fund - Class I*	$1,000.00	$1,010.02	$14.98	2.99%
Longboard Long/Short Fund - Class I**	$1,000.00	$1,010.02	$14.98	2.99%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (76) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/365 (to reflect the full half-year period).

***	Annualized.

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 23-24, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”) and Longboard Asset Management, LLC (“Longboard Asset Management”), (the “Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard Asset Management, in conjunction with Longboard Managed Futures’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Longboard Advisory Agreement with respect to Longboard Managed Futures.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Longboard Long/Short. The materials also included due diligence materials relating to Longboard Asset Management (including due diligence questionnaires completed by Longboard Asset Management, select financial information of Longboard Asset Management, bibliographic information regarding Longboard Asset Management’s key management and investment advisory personnel, and comparative fee information relating to Longboard Managed Futures) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement. In considering the renewal of the Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2015

Nature, Extent and Quality of Services. The Board reviewed materials provided by Longboard Asset Management related to the proposed renewal of the Longboard Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard Asset Management, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Longboard Asset Management with respect to a series of important questions, including: whether Longboard Asset Management was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Longboard Managed Futures; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Longboard Managed Futures’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Longboard Asset Management’s compliance program. The Board then reviewed the capitalization of Longboard Asset Management based on financial information provided by and representations made by a representative of Longboard Asset Management and concluded that Longboard Asset Management was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Longboard Managed Futures. The Board concluded that Longboard Asset Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Longboard Asset Management to Longboard Managed Futures and its Subsidiary were satisfactory.

Performance. The Board reviewed the performance of Longboard Managed Futures as compared to its peer group, Morningstar category and benchmark for the one year, two year and since inception periods noting that Longboard Managed Futures outperformed its peer group, Morningstar and benchmark categories. The Board further discussed the potential causes of the Fund’s relative outperformance including Longboard Asset Management’s explanation that its longer-term approach to portfolio management and maintenance of a more diversified portfolio may have been contributing factors. After further discussion, the Board concluded that overall, Longboard Managed Futures’ past performance was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Longboard Asset Management, the Board discussed the comparison of management fees and total operating expense data and reviewed Longboard Asset Management’s advisory and overall expenses compared to Longboard Managed Futures’ Morningstar category and a peer group constructed by Longboard Asset Management comprised of funds with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Longboard Managed Futures, which stated that Longboard Asset Management has a unitary management fee out of which Longboard Asset Management pays substantially all expenses of

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2015

Longboard Managed Futures, transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of Longboard Asset Management’s business. The Board also noted that Longboard Asset Management has breakpoints for the unitary management fee so that the fee would decrease on asset levels above $250 million and the Board noted that Longboard Managed Futures was currently close to the breakpoint. The Board concluded that based on Longboard Asset Management’s experience, expertise and services to Longboard Managed Futures, the unitary management fee charged by Longboard Asset Management was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Longboard Asset Management with respect to Longboard Managed Futures based on profitability reports and analyses reviewed by the Board and the selected financial information of Longboard Asset Management provided by Longboard Asset Management. After review and discussion, the Board concluded that based on the services provided or paid for by Longboard Asset Management, the projected growth of Longboard Managed Futures, and the built in breakpoint that the fees were reasonable and that anticipated profits from Longboard Asset Management’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which Longboard Managed Futures will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Longboard Managed Futures and noted that Longboard Managed Futures was currently close to the fee breakpoint set forth in the Longboard Advisory Agreement.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard Asset Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement, (a) the terms of the Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Longboard Advisory Agreement is in the best interests of Longboard Managed Futures and its shareholders. In considering the approval of the Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the Longboard Advisory Agreement was in the best interest of Longboard Managed Futures and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement.

Longboard Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 29-30, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement between the Trust, on behalf of the Longboard Long/Short Fund (“Longboard Long/Short”) and Longboard Asset Management, LLC. (“Longboard Asset Management”), (the “Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard Asset Management, in conjunction with Longboard Long/Short’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Longboard Advisory Agreement with respect to Longboard Long/Short.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Longboard Long/Short. The materials also included due diligence materials relating to Longboard Asset Management (including due diligence questionnaires completed by Longboard Asset Management, select financial information of Longboard Asset Management, bibliographic information regarding Longboard Asset Management’s key management and investment advisory personnel, and comparative fee information relating to Longboard Long/Short) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement. In considering the approval of the Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Longboard Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2015

Nature, Extent and Quality of Services. The Board reviewed materials provided by Longboard Asset Management related to the Longboard Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard Asset Management, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Longboard Asset Management with respect to a series of important questions, including: whether Longboard Asset Management was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Longboard Long/Short; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Longboard Long/Short’s investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Longboard Asset Management’s compliance program. The Board then reviewed the capitalization of Longboard Asset Management based on financial information provided by and representations made by a representative of Longboard Asset Management and concluded that Longboard Asset Management was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Longboard Long/Short. The Board concluded that Longboard Asset Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement with respect to Longboard Long/Short and that the nature, overall quality and extent of the management services to be provided were satisfactory.

Performance. The Board considered Longboard Asset Management’s past performance as well as other factors relating to Longboard Asset Management’s track record. The Board reviewed the performance of Longboard Asset Management’s composite track record for the proposed strategy, noting that performance was acceptable. The Board concluded that Longboard Asset Management was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Longboard Asset Management, the Board discussed the comparison of management fees and total operating expense data and reviewed Longboard Asset Management’s advisory and overall expenses compared to a peer group comprised of funds constructed by Longboard Asset Management with similar investment objectives and strategies. The Board reviewed the contractual arrangements for Longboard Long/Short, which stated that Longboard Asset Management has a unitary management fee out of which Longboard Asset Management will pay substantially all expenses of Longboard Long/Short, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of Longboard Long/Short’s business. The Board also noted that

Longboard Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2015

Longboard Asset Management has breakpoints for the unitary management fee so that the fee would decrease at certain fund asset levels. The Board concluded that based on Longboard Asset Management’s experience, expertise and services to Longboard Long/Short, the advisory fee charged by Longboard Asset Management was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Longboard Asset Management with respect to Longboard Long/Short based on profitability reports and analyses reviewed by the Board and the selected financial information of Longboard Asset Management provided by Longboard Asset Management. After review and discussion, the Board concluded that based on the services provided by Longboard Asset Management and the projected growth of Longboard Long/Short, the fees were reasonable and that anticipated profits from Longboard Asset Management’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which Longboard Long/Short will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Longboard Asset Management’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard Asset Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement, (a) the terms of the Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Longboard Advisory Agreement is in the best interests of Longboard Long/Short and its shareholders. In considering the approval of the Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the Longboard Advisory Agreement was in the best interest of Longboard Long/Short and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2015

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	31	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	31	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	31	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	31	Orizon Investment Counsel (financial services company) Board Member

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	31	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-294-7540.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR
Longboard Asset Management, LLC
2355 E Camelback Road, Suite 750
Phoenix, Arizona 85016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $ 35,000

2014 - $ 17,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 – $ 6,000

2014 – $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $ 6,000
2014 - $ 3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/7/15